PIMCO Variable Insurance Trust

Supplement Dated May 13, 2016 to the

Statement of Additional Information, dated April 29, 2016,

as supplemented (the “SAI”)

IMPORTANT NOTICE REGARDING CHANGES IN DIVIDEND ACCRUAL TIMING

Effective July 18, 2016, the second sentence of the first paragraph in the Portfolio Distributions section in the SAI is deleted in its entirety.

In addition, effective July 18, 2016, the fourth paragraph in the Portfolio Distributions section in the SAI is deleted in its entirety and replaced with the following:

Except for the PIMCO Money Market Portfolio, with respect to the Portfolios whose policy it is to declare dividends daily, dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Investors Should Retain This Supplement for Future Reference

PVIT_SUPP3_051316